NORWEST ADVANTAGE FUNDS

                           PERFORMA GLOBAL GROWTH FUND


                          Supplement Dated May 28, 1999
                       to Prospectus Dated October 1, 1998


On February 10, 1999, Norwest Advantage Funds ("NAF") ceased offering shares of Performa Global Growth Fund. Effective July 15, 1999, NAF will terminate the Fund's exchange privileges.

The Fund's service providers have informed the Fund that in August 1999 they may choose to cease waiving fees payable by the Fund and cease reimbursing the Fund for expenses because they have determined that it is unlikely that the Fund will ever attract sufficient assets to be operated profitably. If the service providers take this action, the Fund's annual operating expenses could total in excess of 10% of average net assets. The Board of Trustees of NAF is therefore considering initiating measures to close the Fund.

In connection with these measures, the Fund may convert its portfolio holdings to cash and/or cash equivalents at any time. The Fund also may distribute its net capital gains and net investment income to shareholders when it converts its portfolio holdings to cash.